Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(a) Basis of Presentation:

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of Navios Logistics and its subsidiaries, both majority and wholly-owned. All significant intercompany balances and transactions between these entities have been eliminated in the consolidated statements.

The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. The primary beneficiary of a variable interest entity (“VIE”) is the variable interest holder (e.g., a contractual counterparty or capital provider) deemed to have the controlling financial interest in the VIE and therefore must consolidate it. The primary beneficiary is not necessarily the party with the majority or even any of the voting interests in an entity. Rather, the primary beneficiary is the reporting entity that has both of the following characteristics: a) the power to direct the activities that most significantly impact the VIE’s economic performance; and b) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. A VIE is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity’s residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity’s activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Based on internal forecasts and projections, management believes that the company has adequate financial resources to continue in operation and meet its financial commitments, including but not limited to capital expenditures and debt service obligations, for a period of at least twelve months from the date of issuance of these consolidated financial statements. Accordingly, the Company continues to adopt the going concern basis in preparing its financial statements.

Subsidiaries Included in the Consolidation:

Subsidiaries are those entities in which the Company has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies. The acquisition method of accounting is used to account for the acquisition of subsidiaries. The cost of an acquisition is measured as the fair value of the assets given up, shares issued or liabilities undertaken at the date of acquisition. The excess of the cost of acquisition over the fair value of the net assets acquired and liabilities assumed is recorded as goodwill.

Company Name	Country of Incorporation	Nature	Percentage of Ownership	Statement of income
				2019	2018	2017
Corporacion Navios S.A.	Uruguay	Port-Facility Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Energias Renovables del Sur S.A.	Uruguay	Land Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Nauticler S.A.	Uruguay	Sub-Holding Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Compania Naviera Horamar S.A.	Argentina	Vessel-Operating Management Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Compania de Transporte Fluvial International S.A.	Uruguay	Sub-Holding Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Ponte Rio S.A.	Uruguay	Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS Tankers Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS Navigation Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS Shipping Ltd. Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS South Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Petrovia Internacional S.A.	Uruguay	Land-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Mercopar S.A.	Paraguay	Operating/Barge-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Petrolera San Antonio S.A.	Paraguay	Port Facility-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Stability Oceanways S.A.	Panama	Barge and Pushboat-Owning Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Hidronave South American Logistics S.A.	Brazil	Pushboat-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Horamar do Brasil Navegação Ltda	Brazil	Non-Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Navarra Shipping Corporation	Marshall Is.	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Pelayo Shipping Corporation	Marshall Is.	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Navios Logistics Finance (US) Inc.	Delaware	Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Varena Maritime Services S.A.	Panama	Barge and Pushboat-Owning Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Honey Bunkering S.A.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Naviera Alto Parana S.A.	Paraguay	Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Edolmix S.A.	Uruguay	Port-Terminal Rights Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Cartisur S.A.	Uruguay	Non-Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
NP Trading S.A.	British Virgin Islands	Sub-Holding Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Ruswe International S.A.	Uruguay	Barge-Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Delta Naval Trade S.A.	Panama	Non-Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Terra Norte Group S.A.	Paraguay	Non-Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Corporacion Navios Granos S.A. (1)	Uruguay	Port-Facility Owning Company	100%	1/1-12/31	11/30-12/31	—
Docas Fluvial do Porto Murtinho S.A. (1)	Brazil	Land Owning Company	95%	1/1-12/31	11/12-12/31	—
Siriande S.A. (2)	Uruguay	Non-Operating Company	100%	9/16-12/31	—	—

(1) These companies were acquired during the year ended December 31, 2018.

(2) This company was acquired during the year ended December 31, 2019.

(c) Use of Estimates:

The preparation of consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to uncompleted voyages, future drydock dates, the selection of useful lives for tangible and intangible assets, expected future cash flows from long-lived assets to support impairment tests, impairment test for goodwill, provisions necessary for losses on accounts receivable and demurrages, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

(d) Cash and Cash Equivalents:

Cash and cash equivalents consist of cash on hand, deposits held with banks, and other short-term liquid investments with original maturities of three months or less.

(e) Restricted Cash:

The Company historically presented changes in restricted cash and cash equivalents depending on the nature of the cash flow within the consolidated statement of cash flows. During the first quarter of 2018, the Company adopted ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires that restricted cash and cash equivalents be included as components of total cash and cash equivalents as presented on the statement of cash flows. The recognition and measurement guidance for restricted cash is not affected. The Company applied this guidance retrospectively to all prior periods presented in the Company’s financial statements. Restricted cash balance was zero for all periods presented.

(f) Accounts Receivable, Net:

The amount shown as accounts receivable, net, at each balance sheet date, includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts.

(g) Insurance Claims:

Insurance claims at each balance sheet date consist of claims submitted and/or claims in the process of compilation or submission (claims pending). They are recorded on the accrual basis and represent the claimable expenses, net of applicable deductibles, incurred through December 31 of each reported period, which are expected to be recovered from insurance companies. Any remaining costs to complete the claims are included in accrued liabilities. Claims receivable mainly represent claims against ports’ and vessels’ insurance underwriters in respect of damages arising from accidents or other insured risks. While it is anticipated that claims receivable will be recovered within one year, such claims may not all be recovered within one year due to the attendant process of settlement. Nonetheless, amounts are classified as current as they represent amounts currently due to the Company. All amounts are shown net of applicable deductibles.

(h) Inventories:

Inventories, which primarily consist of petroleum products and other inventories such as lubricants and stock provisions on board of the owned vessels and pushboats at period end, are valued at the lower of cost or market as determined on the first-in, first-out basis.

(i) Barges, Pushboats and Other Vessels:

Barges, pushboats and other vessels acquired as part of a business combination are recorded at fair value on the date of acquisition and if acquired as an asset acquisition are recorded at cost (including transaction costs). All other barges, pushboats and other vessels acquired are stated at cost, which consists of the contract price, capitalized interest and any material expenses incurred upon acquisition (improvements and delivery expenses). Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the assets. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of the sale or retirement and any gain or loss is included in the accompanying consolidated statements of income. We also capitalize interest on long-term construction projects.

Expenditures for routine maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight-line method over the useful life of the assets, after considering the estimated residual value. Management estimates the useful life of the Company’s vessels to be between 15 and 45 years from the asset’s original construction or acquisition. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective. An increase in the useful life of a vessel or in its residual value would have the effect of decreasing the annual depreciation charge and extending it into later periods. A decrease in the useful life of a vessel or in its residual value would have the effect of increasing the annual depreciation charge.

(j) Port Terminals and Other Fixed Assets, net:

Port terminals and other fixed assets acquired as part of a business combination are recorded at fair value on the date of acquisition. All other port terminals and other fixed assets are stated at cost and are depreciated utilizing the straight-line method at rates equivalent to their average estimated economic useful lives. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying consolidated statements of income.

Useful lives of the assets are:

Dry port terminal	5 to 49 years
Oil storage, plant and port facilities for liquid cargoes	5 to 20 years
Other fixed assets	5 to 10 years

(k) Deposits for Vessels, Port terminals and Other Fixed Assets:

Deposits for vessels, port terminals and other fixed assets represent amounts paid by the Company in accordance with the terms of the purchase agreements for the construction of vessels, port terminals and other fixed assets. Deposits for vessels, port terminals and other fixed assets also include pre-delivery expenses. Pre-delivery expenses represent any direct costs to bring the asset to the condition necessary (including possible relocation) for it to be capable of operating in the manner intended by management. Interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. Capitalized interest for the years ended December 31, 2019, 2018 and 2017 amounted to nil, $971 and $4,764, respectively.

(l) Impairment of Long-Lived Assets:

Vessels, other fixed assets and other long-lived assets held and used by Navios Logistics are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. In accordance with accounting for long-lived assets, management determines projected undiscounted cash flows for each asset group and compares it to its carrying amount. In the event that projected undiscounted cash flows for an asset group is less than its carrying amount, then management reviews fair values and compares them to the asset’s carrying amount. In the event that impairment occurs, an impairment charge is recognized by comparing the asset’s carrying amount to its fair value. For the purposes of assessing impairment, long lived-assets are grouped at the lowest levels for which there are separately identifiable cash flows.

For all the periods presented, the management of Navios Logistics after considering various indicators, including but not limited to its long-lived assets’ contracted revenues and cash flows over their remaining useful life and the economic outlook, concluded that no impairment analysis should be performed on the long-lived assets.

Although management believes the underlying indicators supporting this conclusion are reasonable, if charter rate trends and the length of the current market downturn occur, management may be required to perform impairment analysis that could expose Navios Logistics to material charges in the future.

No impairment loss was recognized for any of the periods presented.

(m) Deferred Drydock and Special Survey Costs:

The Company’s vessels, pushboats and barges are subject to regularly scheduled drydocking and special surveys that are carried out every five years for oceangoing vessels and up to every six to eight years for pushboats and barges, to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained under certain conditions. The costs of drydocking and special survey are deferred and amortized over the above mentioned periods or to the next drydocking or special survey date if such has been determined. Unamortized drydocking or special survey costs of vessels, pushboats and barges sold are charged against income in the year the vessel, pushboat or barge is sold. Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard, spare parts, paints, lubricants and fuel, labour and services incurred solely during the drydocking or special survey period. For each of the years ended December 31, 2019, 2018 and 2017, the amortization expense was $5,166, $7,204 and $7,928, respectively and the payments for drydocking and special survey were $5,139, $1,948 and $3,687, respectively. Accumulated amortization as of December 31, 2019 and 2018 amounted to $46,462 and $41,296, respectively.

(n) Deferred Financing Costs:

Deferred financing costs include fees, commissions and legal expenses associated with obtaining or modifying loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method, and are included in interest expense. Amortization expense for each of the years ended December 31, 2019, 2018 and 2017 was $2,552, $2,362 and $1,275, respectively.

(o) Goodwill and Other Intangibles:

(i) Goodwill: Goodwill is tested for impairment at the reporting unit level at least annually. The Company evaluates impairment of goodwill using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on discounted cash flow analysis. The Company believes that the discounted cash flow analysis is the best indicator of fair value for its individual reporting units.

If the fair value of a reporting unit exceeds the carrying amount, no impairment exists. If the carrying amount of the reporting unit exceeds the fair value, then the Company must perform the second step to determine the implied fair value of the reporting unit’s goodwill and compare it with its carrying amount. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all the assets and liabilities of that reporting unit, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price. If the carrying amount of the goodwill exceeds the implied fair value, then goodwill impairment is recognized by writing the goodwill down to its implied fair value.

The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, using judgments and assumptions that management believes were appropriate in the circumstances. The significant factors and assumptions the Company used in its discounted cash flow analysis included: EBITDA, the discount rate used to calculate the present value of future cash flows and future capital expenditures.

EBITDA assumptions included revenue assumptions, general and administrative expense growth assumptions, port terminal and direct vessel expenses growth assumptions. The future cash flows from operations were determined principally by combining revenues from existing contracts and estimated revenues based on the historical performance of each segment, including utilization rates and actual storage capacity. A weighted average cost of capital (“WACC”) was used to discount future estimated cash flows to their present values. The WACC was based on externally observable data regarding risk free rates, risk premiums and systematic risk and on the Company’s cost of equity and debt and its capital structure.

No impairment loss was recognized for any of the periods presented.

(ii) Intangibles Other Than Goodwill: Navios Logistics’ intangible assets consist of customer relationships, trade name (was fully amortized as of December 31, 2019) and port terminal operating rights.

Intangible assets resulting from acquisitions accounted for using the purchase method of accounting and are recorded at fair value as estimated based on market information, the “relief from royalty” method or discounted cash flows.

The fair value of the trade name was determined based on the “relief from royalty” method which values the trade name based on the estimated amount that a company would have to pay in an arm’s length transaction in order to use that trade name. Other intangibles that are being amortized, such as the port terminal operating rights and customer relationships, would be considered impaired if their fair market value could not be recovered from the future undiscounted cash flows associated with the asset. The fair value of customer relationships was determined based on the “excess earnings” method, which relies upon the future cash flow generating ability of the asset. The asset is amortized under the straight line method.

When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires us to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of our vessels and our weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on our financial position and results of operations.

No impairment loss was recognized for any of the periods presented.

Amortizable intangible assets are amortized under the straight-line method according to the following weighted average amortization periods:

Intangible Assets/Liabilities	Years
Trade name	10
Port terminal operating rights	47
Customer relationships	20

(p) Foreign Currency Translation:

The Company’s and its subsidiaries’ functional currency and reporting currency is the U.S. dollar. Therefore, the financial statements of the foreign operations are translated using the exchange rate at the balance sheet date except for property and equipment and equity, which are translated at historical rates. The Company’s subsidiaries in Uruguay, Argentina, Brazil and Paraguay transact part of their operations in Uruguayan pesos, Argentinean pesos, Brazilian reals and Paraguayan guaranies. However, all of the subsidiaries’ primary cash flows are U.S. dollar-denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the consolidated statement of operations.

The foreign currency exchange losses recognized in the consolidated statements of income for each of the years ended December 31, 2019, 2018 and 2017 were $1,596, $1,355 and $726, respectively.

(q) Provisions for Contingencies Losses:

The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisers, provides for a contingent loss in the financial statements if the contingency loss is probable at the date of the financial statements and the amount of the loss can be reasonably estimated. If the Company has determined that the reasonable estimate of the probable loss is a range and there is no best estimate within the range, the Company accrues the lower amount of the range. For probable losses accrued any reasonably possible loss in excess of amounts accrued are disclosed. See Note 15, “Commitments and Contingencies” for further discussion.

(r) Segment Reporting:

Operating segments, as defined, are components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision makers in deciding how to allocate resources and in assessing performance. Based on the Company’s methods of internal reporting and management structure, the Company has three reportable segments: Port Terminal Business, Cabotage Business and Barge Business. See Note 22 for details.

(s) Revenue and Expense Recognition:

On January 1, 2018, the Company adopted the provisions of ASC 606, Revenue from Contracts with Customers (ASC 606). The guidance provides a unified model to determine how revenue is recognized. In doing so, the Company makes judgments including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each performance obligation. Revenue is recognized when (or as) the Company transfers promised goods or services to its customers in amounts that reflect the consideration to which the company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers control of the promised goods or services to its customers. Revenues are recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In determining the appropriate amount of revenue to be recognized as it fulfills its obligations under its agreements, the Company performs the following steps: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations based on estimated selling prices; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company’s contract revenues from time chartering are governed by ASC 842 “Leases”. Upon adoption of ASC 606, the timing and recognition of earnings from time charter contracts to which the Company is party did not change from previous practice. The Company recognizes lease revenue as a combined single lease component for all time charters (operating leases) as the related lease component and non lease component will have the same timing and pattern of the revenue recognition of the combined single lease component. The performance obligations in a time charter contract are satisfied over term of the contract beginning when the vessel is delivered to the charterer until it is redelivered back to the Company. As a result of the adoption of these standards, there was no effect on the Company’s opening retained earnings, consolidated balance sheets and consolidated statements of income.

Revenue is recorded when (i) services are rendered, (ii) the Company has signed a charter agreement or other evidence of an arrangement, (iii) the price is fixed or determinable and (iv) collection is reasonably assured. The Company generates revenue from contracts of affreightment/voyage contracts, time charters, bareboat charters, demurrages and contracts covering dry or liquid port terminal operations.

Revenue from contracts of affreightment (“COA”)/voyage contracts relating to our barges is recognized ratably over the estimated relative transit time of each voyage. A voyage is deemed to commence upon the barge’s arrival at the loading port, as applicable under the contract, and is deemed to end upon the completion of discharge under the current voyage. The percentage of transit time is based on the days traveled as of the balance sheet date divided by the total days expected for the voyage. The position of the barge at the balance sheet date is determined by the days traveled as of the balance sheet date over the total voyage of the pushboat having the barge in tow. Revenue arising from contracts that provide our customers with continuous access to convoy capacity is recognized ratably over the period of the contracts.

Since the adoption of Account Standard Codification (“ASC”) 606, “Revenue from Contracts with Customers”, the Company recognizes revenue ratably from the vessel’s/barge’s arrival at the loading port, as applicable under the contract, to when the charterer’s cargo is discharged as well as defer costs that meet the definition of “costs to fulfill a contract” and relate directly to the contract. The adoption of this standard had no material effect on the Company’s opening retained earnings, consolidated balance sheets and consolidated statements of income.

Revenues from time chartering and bareboat chartering of vessels and barges are accounted for as operating leases and are thus recognized on a straight line basis as the average revenue over the rental periods of such charter agreements as service is performed, except for loss generating time charters, in which case the loss is recognized in the period when such loss is determined. A time charter involves placing a vessel or barge at the charterer’s disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Short period charters for less than three months are referred to as spot-charters. Charters extending three months to a year are generally referred to as medium-term charters. All other charters are considered long-term.

Revenues from dry port terminals operations consist of an agreed flat fee per ton and cover the services performed to unload barges (or trucks), transfer the product into silos or stockpiles for temporary storage and then loading the ocean-going vessels. Revenues are recognized upon completion of loading the ocean-going vessels. Revenue arising from contracts that provide our customers with continuous access to port terminal storage and transshipment capacity is recognized ratably over the period of the contracts. Additionally, fees are charged for vessel dockage and for storage time in excess of contractually specified terms. Dockage revenues are recognized ratably up to completion of loading as the performance obligation is met evenly over the loading period. Storage fees are assessed and recognized at the point when the product remains in the silo storage beyond the contractually agreed time allowed. Storage fee revenue is recognized ratably over the storage period and ends when the product is loaded onto the ocean-going vessel.

Revenues from the liquid port terminal consist mainly of sales of petroleum products in the Paraguayan market and revenues from liquid port operations. Revenues from liquid port terminal operations consist of an agreed flat fee per cubic meter or a fixed rate over a specific period to cover the services performed to unload barges, transfer the products into the tanks for temporary storage and then load the trucks. Revenues from sales of products are recognized upon completion of loading the trucks. Revenues from liquid port terminal operations are recognized ratably over the storage period and ends when the product is loaded onto the trucks.

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
COA/Voyage revenues	$49,488	$35,623	$42,455
Time chartering revenues	76,680	72,689	84,063
Dry port terminal revenues	80,180	58,552	43,984
Storage fees (dry port) revenues	3,452	882	1,974
Dockage revenues	4,310	3,136	4,497
Sale of products revenues	9,384	32,508	32,572
Liquid port terminal revenues	4,032	3,739	2,841
Other dry port terminal revenue	745	505	230
Total	$228,271	$207,634	$212,616

Time Charter, Voyage and Port Terminal Expenses:

Time charter and voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid, bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions.

Direct Vessel Expenses:

Direct vessel expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, victualing costs, dockage expenses, insurance, stores and lubricants and miscellaneous expenses such as communications.

(t) Financial Instruments:

Financial instruments carried on the balance sheet include cash and cash equivalents, trade receivables and payables, other receivables, long-term debt and other liabilities. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant accounting policy description of each item, or included below as applicable.

Financial risk management: The Company’s activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk: The Company closely monitors its exposure to customers and counterparties for credit risk. Navios Logistics, through its access to Navios Shipmanagement policies and personnel, has policies designed to limit trading to customers and counterparties with an appropriate credit history. Credit risk with respect to accounts receivable is reduced by the Company by rendering services to established international operators. Management believes that no additional credit risk beyond amounts provided for collection losses is inherent in the Company’s trade receivables.

Liquidity risk: Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. The Company monitors cash balances for its working capital needs.

Foreign exchange risk: Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statement of operations.

(u) Earnings per Share:

Basic earnings per share are computed by dividing net income by the weighted average number of common shares outstanding during the years presented. There are no dilutive or potentially dilutive securities, accordingly there is no difference between basic and diluted net earnings per share.

(v) Income Taxes:

The Company is a Marshall Islands corporation. The Company believes that substantially all of its operations are exempt from income taxes in the Marshall Islands. The Company’s subsidiaries are, however, subject to income taxes in some of the countries in which they operate, mainly Argentina, Brazil and Paraguay. The Company’s operations in Uruguay and Panama are exempt from income taxes. As per the tax laws of the countries in which the Company operates that are subject to income taxes, the provisions for income taxes have been computed on a separate return basis (i.e., the Company does not prepare a consolidated income tax return). All income tax payments are made by the subsidiaries as required by the respective tax laws.

At any point in time, the Company may have tax audits underway at various stages of completion. The Company evaluates the tax positions and establishes liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite the Company’s belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law, and closing of statute of limitations. Such adjustments are reflected in the tax provision as appropriate.

Argentinean companies have open tax years ranging from 2013 and onwards and Paraguayan and Brazilian companies have open tax years ranging from 2015 and onwards. In relation to these open tax years, the Company believes that there are no material uncertain tax positions. The Company is generally not able to reliably estimate the ultimate settlement amounts until the close of an audit. The Company classifies interest and penalties, related to income taxes in the consolidated statements of income under income taxes.

The asset and liability method is used to account for future income taxes. Under this method, future income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts and the tax bases of assets and liabilities. Future income tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A deferred tax asset is recognized for temporary differences or losses carried forward that will result in deductible amounts in future years. Valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

On December 23, 2019, the Argentine government enacted the Law 27,541 that made changes to the income tax law in Argentina. The new law modifies the rates for income taxes applicable for the fiscal years beginning on January 1, 2020 and 2021. In measuring its income tax assets and liabilities, the Company used the rate that is expected to be enacted at the time of the reversal of the asset or liability in the calculation of the deferred tax for the items related to Argentina. An income tax rate of 30% was applied on temporary differences, whose reversal is expected to occur in 2020 and 2021, and a rate of 25% on temporary differences remaining thereafter. Due to these changes in the rate of the income tax, the Company has recorded an income tax benefit of $2,837 during the year ended December 31, 2017, and an income tax expense of $208 during the year ended December 31, 2019, within the caption “Income tax (expense)/ benefit” in the consolidated statements of income.

Minimum presumed income tax (MPIT):

Under the tax laws of Argentina, the Company’s subsidiary in that country is subject to a minimum presumed income tax, or MPIT. This tax is supplementary to income tax. The tax is calculated by applying the effective tax rate of 1% on the tax basis of certain assets. The subsidiaries’ tax liabilities will be the higher of income tax or MPIT. However, if the MPIT exceeds income tax during any fiscal year, such excess may be computed as a prepayment of any income tax excess over the MPIT that may arise in the next ten fiscal years. The Company has recorded as other non-current asset a total amount of $102, which was set-off with taxes payable, as of December 31, 2019 ($162 in 2018) in relation to MPIT which will be prescribed in 2028.

Through General Instruction N° 2/2017 of the Administracion Federal de Ingresos Publicos (“AFIP”) in Argentina, the organization has instructed its legal areas to respect the criteria set by the Supreme Court of Justice of the Nation. This criteria states that there is no minimum profit presumed when a company has recorded losses in the accounting balances and losses tax carry forward in the income tax presentation in the fiscal period. As a consequence of this measure, the Argentine subsidiary of the Company has not determined a tax on minimum presumed income (or advances) for the 2018 fiscal year. Following the tax reform voted by the Argentinean Parliament in December 2017 and the subsequent resolution in-force since May 2018, this tax does not apply as of the fiscal year 2019.

(w) Other Taxes:

Turnover tax:

Under the tax laws of Argentina, the Company’s subsidiary in that country is subject to taxes levied on gross revenues. Rates differ depending on the jurisdiction where revenues are earned for tax purposes. Average rates were approximately 2.0% for the year ended December 31, 2019 (3.0% for 2018 and 5.0% for 2017). Turnover taxes are recorded as part of taxes other than income tax in the consolidated statements of income and amounted to $1,062 for the year ended December 31, 2019 ($1,343 in 2018 and $2,948 in 2017).

(x) Dividends:

Dividends are recorded in the Company’s consolidated financial statements in the period in which they are declared. On November 3, 2017, the Company paid a dividend in the aggregate amount of $70,000.

(y) Pension Information:

The Company does not maintain any pension plans. The laws in the different countries in which the Company carries out its operations provide for pension benefits to be paid to retired employees from government pension plans and/or privately-managed pension funds.

(z) Severance Payments:

Under certain laws and labor agreements of the countries in which the Company conducts its operations, the Company is required to make minimum severance payments to its dismissed employees without cause and employees leaving its employment in certain other circumstances. Accrual of severance costs is made if they relate to services already rendered, relate to rights that accumulate or vest, are probable of payment and are reasonably estimable. While the Company expects to make severance payments in the future, it is impossible to estimate the number of employees that will be dismissed without proper cause in the future, if any, and accordingly the Company has not recorded such liability. Instead, severance payments are expensed as incurred.

(xx) Leases:

On January 1, 2019, the Company adopted the requirements of ASU 2016-02, “Leases,” as amended (“ASC 842” or the “new lease standard”). ASC 842 increases transparency and comparability among organizations by requiring a lessee to record right-of-use assets and related lease liabilities on its balance sheet when it commences an operating lease. The Company adopted ASC 842 using the modified retrospective transition method. Under this method, the cumulative effect of applying the new lease standard is recorded with no restatement of any comparative prior periods presented. As provided by ASC 842, the Company elected to record the required cumulative effect adjustments to the opening balance sheet in the period of adoption rather than in the earliest comparative period presented. As a result, prior periods as reported by the Company have not been impacted by the adoption of ASU 2016-02. As required by ASC 842, the Company’s disclosures around its leasing activities have been significantly expanded to enable users of our consolidated financial statements to assess the amount, timing and uncertainty of cash flows arising from lease arrangements (See Note 17).

(aa) Recent Accounting Pronouncements:

In December 2019, FASB issued ASU 2019-12, Income Taxes (Topic 740), which modifies ASC 740 to simplify the accounting for income taxes. It removes certain exceptions to the general principles in Topic 740 and amends existing guidance to improve consistent application. The amendments in ASU 2019-12 are effective for public business entities for fiscal years beginning after December 15, 2020, including interim periods therein. Early adoption of the standard is permitted, including adoption in interim or annual periods for which financial statements have not yet been issued. The Company is currently assessing the impact that adopting this new accounting guidance will have on its consolidated financial statements.

In October 2018, the Financial Accounting Standards Board (“FASB”) issued ASU 2018-17, Consolidation (Topic 810): “Targeted Improvements to Related Party Guidance for Variable Interest Entities” (“ASU 2018-17”). ASU 2018-17 provides that indirect interests held through related parties in common control arrangements should be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests. This is consistent with how indirect interests held through related parties under common control are considered for determining whether a reporting entity must consolidate a VIE. For Public business entities the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. Since there are no entities included in the Company’s consolidation under the VIE model or required to be assessed for consolidation under the VIE model, the Company believes that this ASU will not have a material impact on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-14, “Compensation — Retirement Benefits — Defined Benefit Plans (Topic 715-20): Disclosure Framework-Changes to the Disclosure Requirements for Defined Benefit Plans”. This update modifies the disclosure requirements for defined benefit pension plans and other postretirement plans. ASU 2018-14 is effective for public business entities that are SEC filers beginning in the first quarter of fiscal year 2021, and earlier adoption is permitted. The Company is currently assessing the impact that adopting this new accounting guidance will have on its disclosures to the consolidated financial statements.

In August 2018, FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. This update modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and earlier adoption is permitted. The Company believes that this ASU will not have a material impact on its consolidated financial statements.

In January 2017, FASB issued ASU 2017-04, “Intangibles — Goodwill and Other (Topic 350)”. This update addresses concerns expressed about the cost and complexity of the goodwill impairment test and simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. The amendments in this ASU are required for public business entities and other entities that have goodwill reported in their financial statements and have not elected the private company alternative for the subsequent measurement of goodwill. The amendments are effective for public business entities that are SEC filers for fiscal years beginning after December 15, 2019. Early adoption is permitted for all entities. The Company believes that this ASU will not have a material impact on its consolidated financial statements.

In June 2016, FASB issued ASU No. 2016-13, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This standard requires entities to measure all expected credit losses of financial assets held at a reporting date based on historical experience, current conditions and reasonable and supportable forecasts in order to record credit losses in a more timely manner. ASU 2016-13 also amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration. In November 2018, FASB issued ASU 2018-19 “Codification Improvements to topic 326, Financial Instruments-Credit Losses”. The amendments in this update clarify that operating lease receivables are not within the scope of ASC 326-20 and should instead be accounted for under the new leasing standard, ASC 842. In April 2019, FASB issued ASU 2019-04 “Codification Improvements to topic 326, Financial Instruments-Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments”. In May 2019, FASB issued ASU 2019-05, “Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief”. The amendments in this update provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments-Credit Losses-Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments-Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of Topic 326. The fair value option election does not apply to held-to-maturity debt securities. An entity that elects the fair value option should subsequently apply the guidance in Subtopics 820-10, Fair Value Measurement-Overall, and 825-10. In December 2019, FASB issued ASU No. 2019-11, Codification Improvements to Topic 326, Financial Instruments—Credit Losses. This update introduced an expected credit loss model for the impairment of financial assets  measured at amortized cost basis. That model replaces the probable, incurred loss model for those assets. The standard is effective for interim and annual reporting periods beginning after December 15, 2019, although early adoption is permitted for interim and annual periods beginning after December 15, 2018. The Company has assessed all the expected credit losses of its financial assets and the adoption of this ASU does not have a material impact on the Company’s consolidated financial statements.